Exhibit 99.2
ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
CARVE OUT BALANCE SHEET
June 30, 2009
(in thousands)
(unaudited)

ASSETS

Current assets:
Accounts receivable	$3,304

Total current assets	3,304

Properties and equipment, at cost — successful efforts method:
Proved properties, including wells and related equipment	234,950
Unproved properties	17
Accumulated depletion, depreciation, and amortization	(48,784)

186,183

Goodwill	4,790

Total assets	$194,277

LIABILITIES AND OWNER’S NET EQUITY

Current liabilities:
Accrued liabilities:
Lease operating	$1,060
Development capital	741
Production, ad valorem, and severance taxes	821
Other	165

Total current liabilities	2,787

Future abandonment cost	2,301
Deferred taxes	8

Total liabilities	5,096

Commitments and contingencies (see Note 3)

Owner’s net equity	189,181

Total liabilities and owner’s net equity	$194,277

The accompanying notes are an integral part of these carve out financial statements.

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
CARVE OUT STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2009	2008
Revenues:
Oil	$14,238	$37,921
Natural gas	1,620	6,223

Total revenues	15,858	44,144

Expenses:
Production:
Lease operating	7,374	6,774
Production, ad valorem, and severance taxes	1,473	3,962
Depletion, depreciation, and amortization	6,941	8,156
General and administrative	1,227	1,702
Other operating	52	61

Total expenses	17,067	20,655

Income (loss) before income taxes	(1,209)	23,489

Income tax provision:
Current	—	—
Deferred	—	—

Total income tax provision	—	—

Net income (loss)	$(1,209)	$23,489

The accompanying notes are an integral part of these carve out financial statements.

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
CARVE OUT STATEMENT OF OWNER’S NET EQUITY
(in thousands)
(unaudited)

Balance at January 1, 2009	$194,644
Net loss	(1,209)
Net distributions to owner	(4,254)

Balance at June 30, 2009	$189,181

The accompanying notes are an integral part of these carve out financial statements.

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
CARVE OUT STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	June 30,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(1,209)	$23,489
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation, and amortization	6,941	8,156
Other	44	44
Changes in operating assets and liabilities:
Accounts receivable	(648)	(3,167)
Other current liabilities	464	186

Net cash provided by operating activities	5,592	28,708

Cash flows from investing activities:
Development of oil and natural gas properties	(1,338)	(4,155)

Net cash used in investing activities	(1,338)	(4,155)

Cash flows from financing activities:
Net distributions to owner	(4,254)	(24,553)

Net cash used in financing activities	(4,254)	(24,553)

Increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents, beginning of period	—	—

Cash and cash equivalents, end of period	$—	$—

The accompanying notes are an integral part of these carve out financial statements.

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
NOTES TO CARVE OUT FINANCIAL STATEMENTS
(unaudited)
Note 1. Description of Business and Basis of Presentation
     Encore Energy Partners LP (together with its subsidiaries, “ENP”), a publicly traded Delaware limited partnership, was formed by Encore Acquisition Company (together with its subsidiaries, “EAC”), a publicly traded Delaware corporation, to acquire, exploit, and develop oil and natural gas properties and to acquire, own, and operate related assets. On August 11, 2009, ENP acquired certain oil and natural gas producing properties in the Big Horn Basin in Wyoming, the Permian Basin in West Texas and New Mexico, and the Williston Basin in Montana and North Dakota (the “Rockies and Permian Basin Operations”) from Encore Operating, L.P. (“Encore Operating”), a wholly owned subsidiary of EAC, for approximately $186.8 million in cash.
     The accompanying carve out financial statements and related notes thereto represent the carve out financial position, results of operations, changes in owner’s net equity, and cash flows of the Rockies and Permian Basin Operations. The carve out financial statements have been prepared in accordance with Regulation S-X, Article 3, “General instructions as to financial statements” and Staff Accounting Bulletin (“SAB”) Topic 1-B, “Allocations of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity.” Certain expenses incurred by EAC are only indirectly attributable to its ownership of the Rockies and Permian Basin Operations as EAC owns interests in numerous other oil and natural gas properties. As a result, certain assumptions and estimates were made in order to allocate a reasonable share of such expenses to the Rockies and Permian Basin Operations so that the accompanying carve out financial statements reflect substantially all the costs of doing business. The allocations and related estimates and assumptions are described more fully in “Note 5. Related Party Transactions” and in the notes to the carve out financial statements included in Exhibit 99.1 to this Current Report on Form 8-K/A.
     In the opinion of management, the accompanying unaudited carve out financial statements include all adjustments necessary to present fairly, in all material respects, the financial position as of June 30, 2009, results of operations for the six months ended June 30, 2009 and 2008, and cash flows for the six months ended June 30, 2009 and 2008 of the Rockies and Permian Basin Operations. All adjustments are of a normal recurring nature. These interim results are not necessarily indicative of results for an entire year.
     Certain amounts and disclosures have been condensed or omitted from these carve out financial statements pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Therefore, these carve out financial statements should be read in conjunction with the carve out financial statements and notes thereto included in Exhibit 99.1 to this Current Report on Form 8-K/A.
Fair Value of Financial Instruments
     Financial instruments in the accompanying Carve Out Balance Sheet include accounts receivable. The book value of accounts receivable approximates fair value due to the short-term nature of this instrument.
New Accounting Pronouncements
FASB Staff Position (“FSP”) No. FAS 157-2, “Effective Date of FASB Statement No. 157” (“FSP FAS 157-2”)
     In February 2008, the Financial Accounting Standards Board (the “FASB”) issued FSP FAS 157-2, which delayed the effective date of Statement of Financial Accounting Standards (the “SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”) for one year for nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Management elected a partial deferral of SFAS 157 for all instruments within the scope of FSP FAS 157-2, including, but not limited to, the asset retirement obligations and goodwill of the Rockies and Permian Basin Operations. FSP FAS 157-2 was prospectively effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The adoption of FSP FAS 157-2 on January 1, 2009 did not have a material impact on the results of operations or financial condition of the Rockies and Permian Basin Operations.
SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”)
     In December 2007, the FASB issued SFAS 141R, which replaces SFAS No. 141, “Business Combinations.” SFAS 141R establishes principles and requirements for the reporting entity in a business combination, including: (1) recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (2) recognition and measurement of goodwill acquired in the business combination or a gain from a bargain purchase; and (3) determination of the information to be disclosed to enable financial statement users to evaluate the nature and financial effects of the

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
NOTES TO CARVE OUT FINANCIAL STATEMENTS — Continued
(unaudited)
business combination. In April 2009, the FASB issued FSP No. FAS 141(R)-1, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arises from Contingencies” (“FSP FAS 141R-1”), which amends and clarifies SFAS 141R to address application issues, including: (1) initial recognition and measurement; (2) subsequent measurement and accounting; and (3) disclosure of assets and liabilities arising from contingencies in a business combination. SFAS 141R and FSP FAS 141R-1 were prospectively effective for business combinations consummated in fiscal years beginning on or after December 15, 2008. The adoption of SFAS 141R and FSP FAS 141R-1 on January 1, 2009 did not impact the results of operations or financial condition of the Rockies and Permian Basin Operations.
SEC Release No. 33-8995, “Modernization of Oil and Gas Reporting” (“Release 33-8995”)
     In December 2008, the SEC issued Release 33-8995, which amends oil and natural gas reporting requirements under Regulations S-K and S-X. Release 33-8995 also adds a section to Regulation S-K (Subpart 1200) to codify the revised disclosure requirements in Securities Act Industry Guide 2, which is being phased out. Release 33-8995 permits the use of new technologies to determine proved reserves if those technologies have been demonstrated empirically to lead to reliable conclusions about reserves volumes. Release 33-8995 will also allow companies to disclose their probable and possible reserves to investors at the company’s option. In addition, the new disclosure requirements require companies to: (1) report the independence and qualifications of its reserves preparer or auditor; (2) file reports when a third party is relied upon to prepare reserves estimates or conduct a reserves audit; and (3) report oil and gas reserves using an average price based upon the prior 12-month period rather than a year-end price, unless prices are defined by contractual arrangements, excluding escalations based on future conditions. Release 33-8995 is prospectively effective for financial statements issued for fiscal years ending on or after December 31, 2009. Management is evaluating the impact Release 33-8995 will have on the financial condition, results of operations, and disclosures of the Rockies and Permian Basin Operations.
FSP No. FAS 107-1 and APB 28-1, “Disclosure of Fair Value of Financial Instruments in Interim Statements” (“FSP FAS 107-1 and APB 28-1”)
     In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, which requires that disclosures concerning the fair value of financial instruments be presented in interim as well as annual financial statements. FSP FAS 107-1 and APB 28-1 was prospectively effective for financial statements issued for interim periods ending after June 15, 2009. The adoption of FSP FAS 107-1 and APB 28-1 did not impact the results of operations or financial condition of the Rockies and Permian Basin Operations.
SFAS No. 165, “Subsequent Events” (“SFAS 165”)
     In June 2009, the FASB issued SFAS 165 to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, SFAS 165 sets forth: (1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and (3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 was prospectively effective for financial statements issued for interim or annual periods ending after June 15, 2009. The adoption of SFAS 165 on June 30, 2009 did not impact the results of operations or financial condition of the Rockies and Permian Basin Operations.
SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”)
     In June 2009, the FASB issued SFAS 168, which replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS 168 establishes the FASB Accounting Standards Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 was prospectively effective for financial statements for fiscal years ending on or after September 15, 2009, and interim periods within those fiscal years. The adoption of SFAS 168 on July 1, 2009 did not impact the results of operations or financial condition of the Rockies and Permian Basin Operations.

ENCORE OPERATING, L.P. ROCKIES AND PERMIAN BASIN OPERATIONS
NOTES TO CARVE OUT FINANCIAL STATEMENTS — Continued
(unaudited)
Note 2. Proved Properties
     Amounts shown in the accompanying Carve Out Balance Sheet as “Proved properties, including wells and related equipment” consisted of the following as of June 30, 2009 (in thousands):

Proved leasehold costs	$157,368
Wells and related equipment — Completed	73,875
Wells and related equipment — In process	3,707

Total proved properties	$234,950

Note 3. Commitments and Contingencies
     The Rockies and Permian Basin Operations are subject to various possible contingencies. Such contingencies include environmental issues and other matters. Although management believes it has complied with the various laws and regulations, administrative rulings and interpretations thereof, adjustments could be required as new interpretations and regulations are issued. In addition, production rates and environmental matters are subject to regulation by various federal and state agencies. Additionally, the Rockies and Permian Basin Operations have contractual obligations related to future plugging and abandonment expenses on oil and natural gas properties as discussed in “Note 4. Asset Retirement Obligations.”
Note 4. Asset Retirement Obligations
     Asset retirement obligations relate to future plugging and abandonment expenses on oil and natural gas properties and related facilities disposal. The following table summarizes the changes in the asset retirement obligations of the Rockies and Permian Basin Operations, all of which is long-term and recorded in “Future abandonment cost” in the accompanying Carve Out Balance Sheet, for the six months ended June 30, 2009 (in thousands):

Future abandonment liability at January 1, 2009	$2,228
Accretion of discount	44
Revision of estimates	29

Future abandonment liability at June 30, 2009	$2,301

Note 5. Related Party Transactions
     The Rockies and Permian Basin Operations do not have any employees. The employees supporting the operations of the Rockies and Permian Basin Operations are employees of EAC. Accordingly, EAC recognizes all employee-related expenses and liabilities in its consolidated financial statements. In addition to employee payroll-related expenses, EAC incurred general and administrative expenses related to leasing office space and other corporate overhead expenses during the period covered by these carve out financial statements. For purposes of deriving the accompanying carve out financial statements, EAC allocated to the Rockies and Permian Basin Operations (1) general and administrative expenses based on its share of EAC’s total production as measured on a BOE basis and (2) indirect lease operating overhead expenses based on its share of EAC’s total direct lease operating expense. For the six months ended June 30, 2009, the portion of EAC’s consolidated general and administrative and indirect lease operating overhead expenses allocated to the Rockies and Permian Basin Operations was $1.2 million and $0.4 million, respectively. For the six months ended June 30, 2008, the portion of EAC’s consolidated general and administrative and indirect lease operating overhead expenses allocated to the Rockies and Permian Basin Operations was $1.7 million and $0.8 million, respectively.
Note 6. Subsequent Events
     Subsequent events were evaluated through September 25, 2009, which is the date financial statements were issued. There are no subsequent events to report pursuant to SFAS 165.